SEVEN CANYONS WORLD INNOVATORS FUND Investor Class: WAGTX; Institutional Class: WIGTX
Summary Prospectus	January 28, 2025

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://sevencanyonsadvisors.com/wagtx. You can also get this information at no cost by calling (833) 722-6966 or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated January 28, 2025, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Seven Canyons World Innovators Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Institutional Class
Maximum sales charge (Load) imposed on purchases	None	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%	2.00%
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Institutional Class
Management Fees	1.50%	1.50%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses	0.99%	0.76%(1)
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	2.50%	2.27%
Fee Waiver and Expense Reimbursement (2)	(0.79)%	(0.66)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement (2)(3)	1.71%	1.61%

(1)	Restated to reflect current fees.

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Seven Canyons World Innovators Fund

(2)

Seven Canyons Advisors, LLC, the Fund’s investment adviser (the “Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses (exclusive of interest, dividend expense on short sales/interest expense, taxes, brokerage commissions, other investment related costs, acquired fund fees and expenses, and extraordinary expenses such as litigation and other expenses not incurred in the ordinary course of business) to an annual rate of 1.70% and 1.60% of the Fund’s average daily net assets for the Investor Class and the Institutional Class, respectively. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

(3)	Restated to reflect current fees and expense limitation agreement.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$174	$703	$1,259	$2,772
Institutional Class	$164	$646	$1,154	$2,551

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2024, the Fund’s portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal market conditions, the Fund invests primarily in equity securities (primarily common stock) of foreign growth companies that the Adviser believes are innovators in their respective sectors or industries.

Modern innovative companies have global business models that are less dependent upon their place of domicile, the location of their headquarters, or the exchange on which their stocks are listed.

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Under normal market conditions, the Fund will typically be invested in at least three developed countries, other than the U.S. The Fund may invest in securities issued by companies domiciled in emerging and frontier markets without limitation.

Under normal market conditions, the Fund will invest at least 40% of its assets (30% if conditions are not favorable) in equity securities of companies tied economically to countries other than the United States. The Fund regards a company as being tied economically to a country other than the U.S. if, at the time of purchase, the company has at least 50% of its assets outside the U.S., or if at least 50% of its revenues or profits are from goods produced or sold, investments made, or services performed outside the U.S.

The Adviser will use a process of “bottom-up” fundamental analysis to invest in companies of any size. However, because innovative companies are rapidly evolving, the Adviser expects to invest a significant portion of the Fund’s assets in early stage companies and small- to mid-size companies with market capitalizations of less than US $5 billion at the time of purchase. The Fund may invest a large percentage of its assets in a few sectors.

The Adviser has defined two broad categories that it believes are critical to identifying companies with outstanding investment potential. The first is companies that possess valuable intellectual property. The second is companies that are innovators in their respective sectors or industries.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Stock Market Risk. The Fund’s investments may decline in value due to movements in the overall stock market.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Equity Securities Risk. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

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Seven Canyons World Innovators Fund

Growth Securities Risk. The Fund invests in companies that the portfolio managers believe have growth potential. Securities of companies perceived to be “growth” companies may be more volatile than other stocks and may involve special risks. If the portfolio managers’ perception of a company’s growth potential is not realized, the securities purchased may not perform as expected, reducing the Fund’s returns. In addition, because different types of stocks tend to shift in and out of favor depending on market conditions, growth stocks may perform differently from the market as a whole and other types of securities.

Foreign Securities Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investments in U.S. securities. Differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates, can have a significant effect on the value of a foreign security. Additionally, certain countries may utilize formal or informal currency-exchange controls or “capital controls.” Capital controls may impose restrictions on the Fund’s ability to repatriate investments or income. Such capital controls can also have a significant effect on the value of the Fund’s holdings.

Emerging Markets Risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies domiciled in emerging market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile and less liquid securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies.

Frontier Markets Risk. In addition to the risks of investing in foreign securities and emerging markets, frontier market securities involve unique risks, such as exposure to economies less diverse and mature than those of the U.S. or more established foreign markets. Economic or political instability may cause larger price changes in frontier market securities than in securities of issuers based in more developed foreign countries, including securities of issuers in larger emerging markets. Frontier markets generally receive less investor attention than developed markets or larger emerging markets. These risks can result in the potential for extreme price volatility and illiquidity.

Early Stage Companies Risk. Early stage companies may never obtain necessary financing, may rely on untested business plans, may not be successful in developing markets for their products or services, and may remain an insignificant part of their industry, and as such may never be profitable. Stocks of early stage companies may be illiquid, privately traded, and more volatile and speculative than the securities of larger companies.

Smaller Company Stock Risk. Small- and mid-cap stocks may be very sensitive to changing economic conditions and market downturns. In particular, the issuers of small company stocks have more narrow markets for their products and services, fewer product lines, and more limited managerial and financial resources than larger issuers. The stocks of small companies may therefore be more volatile and the ability to sell these stocks at a desirable time or price may be more limited.

Sector and Industry Weightings Risk. To the extent the Fund emphasizes, from time to time, investments in a particular sector, the Fund will be subject to a greater degree to the risks particular to that sector, including the sectors described below. Market conditions, interest rates, and

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economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of securities in those sectors. The Fund may also from time to time make significant investments in an industry or industries within a particular sector. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Adverse conditions in such industry or industries could have a correspondingly adverse effect on the financial condition of issuers. These conditions may cause the value of the Fund’s shares to fluctuate more than the values of shares of funds that invest in a greater variety of investments.

Information Technology Risk. The Fund tends to have a higher investment concentration in the IT sector. Information Technology companies tend to significantly rely on technological events or advances in their product development, production or operations and are particularly vulnerable to rapid changes in technological product cycles, government regulation and competition.

High Portfolio Turnover Rate Risk. The Fund may have a relatively high turnover rate compared to many mutual funds. A high portfolio turnover rate (100% or more) has the potential to result in increased brokerage transaction costs which may lower the Fund’s returns. Furthermore, a high portfolio turnover rate may result in the realization by the Fund, and distribution to shareholders, of a greater amount of short-term capital gains than if the Fund had a low portfolio turnover rate. Distributions to shareholders of short-term capital gains are taxed as ordinary income under federal income tax laws. This could result in a higher tax liability and may lower an investor’s after-tax return.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The Fund was organized as a successor to the Wasatch World Innovators Fund (the “Predecessor Fund”), a series of Wasatch Funds Trust. The Predecessor Fund was reorganized with and into the Fund on September 10, 2018. The Fund has adopted the historical performance of the Predecessor Fund. The performance shown for periods prior to September 10, 2018 reflects the performance of the Predecessor Fund’s Investor Class shares. The table compares the Predecessor Fund’s average annual returns for the periods prior to September 10, 2018 and the Fund’s average annual returns for the periods indicated thereafter to broad-based securities market indices. The performance of the Predecessor Fund is not the performance of the Fund, and is not necessarily indicative of the Fund’s future performance. If the

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Seven Canyons World Innovators Fund

Predecessor Fund’s investment manager and/or its affiliates had not waived or reimbursed certain Predecessor Fund expenses during these periods, the Predecessor Fund’s returns would have been different. Additionally, the Fund modified its investment strategy on January 28, 2022. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available at no cost by at www.sevencanyonsadvisors.com or by calling 1-833-7-CANYON (1-833-722-6966).

Annual Total Returns
(For years ended 12/31) - Investor Class

The year-to-date return as of December 31, 2024 was 2.95%.

Best and Worst Quarterly Returns

Best — 6/30/20	48.00%
Worst — 6/30/22	-24.30%

Average Annual Total Returns — (as of 12/31/24)	1 Year	5 Years	10 Years
Seven Canyons World Innovators Fund — Investor Class
Return Before Taxes	2.95%	0.03%	4.56%
Return After Taxes on Distributions	2.95%	(1.46)%	2.38%
Return After Taxes on Distributions and Sale of Fund Shares	1.75%	0.07%	3.39%
MSCI All Country World Index Ex-USA Small Cap - NR(1)* (reflects no deductions for fees, expenses or taxes)	3.36%	4.30%	5.66%
MSCI All Country World Index IMI - NR(2) (reflects no deductions for fees, expenses or taxes)	16.37%	9.67%	9.00%

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	1 Year	5 Years	Since Inception (2/1/16)
Seven Canyons World Innovators Fund — Institutional Class
Return Before Taxes	3.10%	0.22%	5.48%
MSCI All Country World Index Ex-USA Small Cap - NR(1) * (reflects no deductions for fees, expenses or taxes)	3.36%	4.30%	6.89%
MSCI All Country World Index IMI- NR(2) (reflects no deductions for fees, expenses or taxes)	16.37%	9.67%	11.20%

*

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indexes or financial products. This report is not approved or produced by MSCI.

(1)	The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 25 Emerging Markets (EM) countries.

(2)	Broad-based securities market index

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns are not relevant to investors who hold Fund shares through tax-qualified arrangements such as 401(k) plans or individual retirement accounts.

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Institutional shares will vary from those shown for Investor Class shares due to varying expenses among the classes.

Investment Adviser

Seven Canyons Advisors, LLC is the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by the following portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Managers	Period of Service with the Fund	Primary Title
Spencer Stewart	Since September 2019	Portfolio Manager
Andrey Kutuzov	Since January 2022	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Investor Class shares and Institutional Class shares. You may purchase, exchange or redeem Fund shares on any business day on which the New York Stock Exchange is open by written request via mail Seven Canyons Strategic Global Fund, c/o ALPS Fund Services, Inc., P.O. Box 219933, Kansas City, MO 64121-9933, by telephone at 1-833-722-6966 or

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Seven Canyons World Innovators Fund

through a financial intermediary. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly. They may charge you a transaction fee for this service.

The minimum initial and subsequent investment amounts are shown below. The Fund reserves the right to waive or change minimum and additional investment amounts. For a description of the Fund’s Institutional Class and Investor Class shares, see “Buying, Exchanging and Redeeming Shares.”

Initial Investment Minimum

Type of Account	Investor Class	Institutional Class
New Account	$2,000	$100,000
New Accounts with Automatic Investment Plan	$1,000	N/A
Individual Retirement Accounts (IRAs)	$2,000	$100,000
Coverdell Education Savings Accounts	$1,000	N/A

Subsequent Purchases Minimum

Type of Account	Investor Class	Institutional Class
Regular Accounts and IRAs	$100	$5,000
Automatic Investment Plan	$50 per month and/or $100 per quarter	N/A

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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